UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2010

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53174	20-5455968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On December 8, 2010, the Registrant used a portion of the proceeds from the note offering described below to repay all amounts due under (i) its loan and security agreement with Key Equipment Finance Inc., (ii) its secured loan agreement with WestLB AG, New York Branch, and (iii) its credit agreement with Broadpoint Products Corp.  The Registrant has no further obligations under any of these agreements and each of the agreements are terminated.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 8, 2010, the Registrant completed a $200,000,000 term securitization.  Pursuant to the securitization, LEAF Receivables Funding 5, LLC, a newly formed subsidiary of the Registrant, issued six classes of notes.  The notes are asset-backed debt, secured by, and payable from, certain assets of LEAF Receivables Funding 5, LLC.  Proceeds from the offering were used to (i) repay all amounts due under the Registrant’s credit facility with Key Equipment Finance Inc. and terminate this facility; (ii) repay all amounts due under the Registrant’s credit facility with WestLB AG, New York Branch and terminate this facility; (iii) repay all amounts due under the Registrant’s credit agreement with Broadpoint Products Corp. and terminate this facility; and (iv) repay all amounts due under the Registrant’s credit facility with DZ Bank, however this facility has not been terminated and, subject to the Registrant’s compliance with all terms thereunder, remains available for the Registrant to use for new originations.

The notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States except to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933.  The offering of notes was made to Guggenheim Securities, LLC, as initial purchaser, pursuant to a private placement.  The initial purchaser sold or offered the notes within the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933.

The notes included six classes of notes, rated by DBRS, Inc.  The initial amount of the note balance, the interest rate, the maturity date and the rating from DBRS for each class of notes are as follows:

	Class A	Class B	Class C	Class D	Class E-1	Class E-2
Initial Note Balance	$160,994,000	$14,000,000	$8,035,000	$8,034,000	$6,053,000	$4,800,000
Note Rate	1.70%	4.00%	5.00%	5.00%	5.50%	5.50%
Stated Maturity Date	Aug 2018	Jan 2019	Jan 2019	Jan 2019	Jan 2019	Jan 2019
DBRS Rating	AAA	AA	A	BBB	BB	B (low)

The facility contains standard events of default common in similar term securitizations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

By: LEAF Asset Management, LLC, its general partner

Date: December 14, 2010	By: /s/ Robert Moskovitz
Name: Robert Moskovitz
Title: Chief Financial Officer